Exhibit 10.6

CONFORMIS, INC.
STOCK OPTION PLAN
STOCK PURCHASE AGREEMENT
(For Nonqualified Stock Option Agreement)

(A)                               Name of Purchaser:
(B)                               Number of Plan Shares:
(C)                               Exercise Price:
(D)                               Purchase Price:
(E)                                Date of Option Agreement:
(F)                                 Effective Date:

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the date set forth in Item F above (the “Effective Date”) between ConforMIS, Inc., a Delaware corporation (the “Company”), and the person named in Item A above (the “Purchased”).

THE PARTIES AGREE AS FOLLOWS:

1.                                      Purchase of Shares.  Pursuant to the Company’s 2004 Stock Option Plan (the “Plan”) and to a Nonqualified Stock Option Agreement (the “Option Agreement”) between the parties dated the date set forth in Item E above, the Company hereby sells to Purchaser, and Purchaser hereby buys from the Company, that number of shares (the “Plan Shares”) of the Company’s Common Stock (as defined in the Plan) set forth in Item B above on the terms and conditions set forth herein and in the Plan and the Option Agreement, the terms and conditions of the Plan and the Option Agreement being hereby incorporated into this Agreement by reference.

2.                                      Purchase Price.  Purchaser shall purchase the Plan Shares from the Company, and the Company shall sell the Plan Shares to Purchaser, at a price per share as set forth in Item C above (the “Exercise Price”), for a total purchase price as set forth in Item D above (the “Purchase Price”).

3.                                      Manner of Payment.  Purchaser shall pay the Purchase Price of the Plan Shares by delivery of cash or check or, in the exercise of the absolute discretion of the Administrator, by actual or constructive delivery of previously-owned shares or by delivery of a full recourse promissory note, or in the manner set forth in Exhibit 5.4 to the Option Agreement evidencing the option, the absence of any Exhibit 5.4 indicating that no such exhibit was intended.

4.                                      Company’s Right of Repurchase Upon Termination of Employment.  The Plan Shares are subject to a right of repurchase in favor of the Company (the “Right of Repurchase”) to the extent set forth on Exhibit 7 of the Option Agreement (the absence of Exhibit 7 in the Option Agreement indicating that no such exhibit was intended).  If the Purchaser’s employment, consulting or service as a director with the Company terminates before the Right of Repurchase lapses in accordance with Exhibit 7 of the Option Agreement, the Company may purchase stock subject to the Right of Repurchase (by payment of cash or check) for an amount equal to the price the Optionee paid for such Plan Shares (exclusive of any taxes paid upon acquisition of the stock) by giving notice at any time within the later of (a) 30 days after the acquisition of the Plan Shares upon option exercise, or (b) 90 days after such termination of employment, consulting or service as a director that the Company is exercising its right of repurchase.  The Company shall include with such notice payment in full in cash or check.  The Purchaser may not dispose of or transfer Plan Shares while such shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void.

5.                                      Company’s Right of First Refusal Respecting Plan Shares.

5.1                               Right of First Refusal.  In the event that Purchaser proposes to sell, pledge, or otherwise transfer any Plan Shares or any interest in such shares to a bona-fide third party offeror, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to such Plan Shares.  If Purchaser desires to transfer Plan Shares, Purchaser shall give a written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Plan Shares proposed to be transferred, the proposed transfer price, and the name and address of the bona-fide third party offeror.  The Transfer Notice shall be signed both by Purchaser and by the bona-fide third party offeror and must constitute a binding commitment of both such parties for the transfer of such Plan Shares.  The Company may elect to purchase the Plan Shares subject to the Transfer Notice by delivery of a notice of exercise of the Company’s Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company.  The purchase price paid by the Company shall be the price per share equal to the proposed per share transfer price, and shall be paid to the Purchaser within 60 days after the date the Transfer Notice is received by the Company, unless a longer period for payment was offered by the bona-fide third party offeror, in which case the Company shall pay the purchase price within such longer period.  The Company’s rights under this Section 5.1 shall be freely assignable, in whole or in part.  Notwithstanding the foregoing, the Right of First Refusal does not apply to a transfer of Plan Shares by gift or devise to the Purchaser’s immediate family (i.e., parents, spouse or children or to a trust for the benefit of the Purchaser or any of the Purchaser’s immediate family members), but does apply to any subsequent transfer of such Plan Shares by such immediate family members.

5.2                               Transfer of Plan Shares.  If the Company fails to exercise the Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company, Purchaser may, not later than 75 days following delivery to the Company of the Transfer Notice, conclude a transfer of the Plan Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Purchaser, shall again be subject to the Company’s Right of First Refusal and shall require compliance by Purchaser with the procedure described in Section 5.1 of this Agreement.  If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Plan Shares on the terms set forth in the Transfer Notice, other than price which shall be paid as set forth under Section 5.1; provided, however, in the event the Transfer Notice provides for payment for the Plan Shares other than in cash, the Company shall have the option of paying for the Plan Shares by paying in cash the present value of the consideration described in the Transfer Notice; and

further provided that if the value of noncash consideration is to be paid, and the Optionee disagrees with the value determined by the Company, the Optionee may request an independent appraisal by an appraiser acceptable to the Optionee and the Company, the costs of such appraisal to be borne equally by the Optionee and the Company.  If, at the time of exercise of the right of first refusal, any notes are outstanding which represent any portion of the Purchase Price of the Plan Shares, the repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash.

5.3                               Binding Effect of Right of First Refusal.  The Company’s Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Plan Shares other than a transferee acquiring Plan Shares in a transaction where the Company failed to exercise the Right of First Refusal (a “Free Transferee”) or a transferee of a Free Transferee.

5.4                               Termination of Company’s Right of First Refusal.  Notwithstanding anything in this Section 5, the Company shall have no Right of First Refusal, and Purchaser shall have no obligation to comply with the procedures in Sections 5.1 through 5.3, after the earlier of (a) the closing of the Company’s initial registered public offering to the public generally, or (b) the date 10 years after the Effective Date of the Option Agreement.

6.                                      Stock Certificate Restrictive Legends.  Stock certificates evidencing Plan Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement.

7.                                      Representations, Warranties, Covenants, and Acknowledgments of Purchaser.  Purchaser hereby represents, warrants, covenants, acknowledges, and agrees that:

7.1                               Investment.  Purchaser is acquiring the Plan Shares for Purchaser’s own account, and not for the account of any other person.  Purchaser is acquiring the Plan Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

7.2                               Business Experience.  Purchaser is capable of evaluating the merits and risks of Purchaser’s investment in the Company evidenced by the purchase of the Plan Shares.

7.3                               Relation of Company.  Purchaser is presently an officer, director, or employee of, or consultant to, the Company and in such capacity has become personally familiar with the business, affairs, financial condition, and results of operations of the Company.

7.4                               Access to Information.  Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition, and results of operations of the Company.  Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully informed decision as to investment in the Company by way of purchase of the Plan

Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.  Purchaser acknowledges that all financial information concerning the Company that has been or will be provided to Purchaser is Confidential Information within the meaning of the Employee Confidential Information and Inventions Agreement between Purchaser and the Company and is subject to the obligation of confidentiality and other restrictions and limitations set forth therein.

7.5                               Speculative Investment.  Purchaser’s investment in the Company represented by the Plan Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part.  The amount of such investment is within Purchaser’s risk capital means and is not so great in relation to Purchaser’s total financial resources as would jeopardize the personal financial needs of Purchaser or Purchaser’s family in the event such investment were lost in whole or in part.

7.6                               Registration.  Purchaser may bear the economic risk of investment for an indefinite period of time because the sale to Purchaser of the Plan Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Plan Shares cannot be transferred by Purchaser unless such transfer is registered under the Securities Act or an exemption from such registration is available.  The Company has made no agreements, covenants or undertakings whatsoever to register the transfer of any of the Shares under the Securities Act.  The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including without limitation any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it will not be available until at least one year after payment of cash for the Plan Shares and not then unless: (a) a public trading market then exists in the Company’s common stock; (b) adequate information as to the Company’s financial and other affairs and operations is then available to the public; and (c) all other terms and conditions of Rule 144 have been satisfied.  Purchaser understands that the resale provisions of Rule 701 will not apply until 90 days after the Company becomes subject to the reporting obligations of the Securities Exchange Act of 1934 (typically upon the effective date of an initial public offering).

7.7                               Public Trading.  None of the Company’s securities is presently publicly traded, and the Company has made no representation, covenant, or agreement as to whether there will be a public market for any of its securities.

7.8                               Tax Advice.  The Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by this Agreement and Purchaser is in no manner relying on the Company or its representatives for an assessment of such tax consequences.  If the Plan Shares are subject to a Right of Repurchase in favor of the Company or if Purchaser could be subject to suit under Section 16(b) of the Securities Exchange Act of 1934 with respect to the purchase and sale of Plan Shares, Purchaser shall execute and deliver to the Company a copy of the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the “Acknowledgment”) attached hereto as Exhibit 7A and a copy of the Election Pursuant to Section 83(b) of the Code, attached hereto as Exhibit 7B, if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.  Purchaser will consult with his or her tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances.

8.                                      Binding Effect.  Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

9.                                      Damages.  Purchaser shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Plan Shares which is not in conformity with the provisions of this Agreement.

10.                               Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts excluding those laws that direct the application of the laws of another jurisdiction.

11.                               Notices.  All notices and other communications under this Agreement shall be in writing.  Unless and until Purchaser is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

ConforMIS, Inc.
Attention: President
28 Crosby Drive
Bedford, MA 01730

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for Purchaser and related to this Agreement, if not delivered by hand, shall be mailed to Purchaser’s last known address as shown on the Company’s books.  Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid.  All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

12.                               Arbitration.  Any and all disputes or controversies arising out of this Agreement shall be finally settled by arbitration conducted in Middlesex County, Massachusetts in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof; provided that nothing in this Section 12 shall prevent a party from applying to a court of competent jurisdiction to obtain temporary relief pending resolution of the dispute through arbitration.  The parties hereby agree that service of any notices in the course of such arbitration at their respective addresses as provided for in Section 11 shall be valid and sufficient.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Plan Stock Purchase Agreement as of the effective date.

CONFORMIS, INC.

By:

Name:

Title:

Purchaser hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

Purchaser

Purchaser’s spouse indicates by the execution of this Agreement such spouse’s consent to be bound by the terms herein as to such spouse’s interests, whether as community property or otherwise, if any, in the Plan Shares hereby purchased.

Purchaser’s Spouse
(Mark “N/A” if not applicable.)

Exhibits

Exhibit 7A                                      Acknowledgment Regarding Election Pursuant to Section 83(b)

Exhibit 7B                                      Section 83(b) Election

[NOTE:  Not necessary if no Right of Repurchase]

ACKNOWLEDGMENT AND STATEMENT
OF DECISION REGARDING ELECTION
PURSUANT TO SECTION 83(B) OF
THE INTERNAL REVENUE CODE

The undersigned (which term includes the undersigned’s spouse), a purchaser of                    shares of Common Stock of ConforMIS, Inc., a Delaware corporation (the “Company”) and a party to a Stock Option Plan Stock Purchase Agreement with the Company (the “Agreement”), hereby states as follows:

1.                                      The undersigned acknowledges receipt of a copy of the Agreement and the memorandum entitled “Tax Consequences of Purchasing Restricted Stock; Filing a Section 83(b) Election.” The undersigned has carefully reviewed the Agreement and the memorandum.

2.                                      The undersigned either [check as applicable]:

☐                                    (a)                                 has consulted, and has been fully advised by, the undersigned’s own tax advisor               , whose business address is               , regarding the federal, state, and local tax consequences of purchasing shares under the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws; or

☐                                    (b)                                 has knowingly chosen not to consult such a tax advisor.

3.                                      The undersigned hereby states that the undersigned has decided [check as applicable]:

☐                                    (a)                                 to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed Agreement, an executed form which is attached as Exhibit 7B to the Agreement; or

☐                                    (b)                                 not to make an election pursuant to Section 83(b) of the Code.

4.                                      Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of shares and execution of the Agreement in connection therewith or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

EXHIBIT 7A

5.                                      The undersigned is also submitting to the Company, together with the Agreement, an executed original of an election, if any is made, of the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, which are applicable to the undersigned’s purchase of shares under the Agreement.

I acknowledge that, even if the Company files, or engages another party to file, a duplicate Section 83(b) election form with the Internal Revenue Service as an accommodation to me, I have the primary responsibility for timely filing any Section 83(b) election with the Internal Revenue Service and any state revenue authorities, and will hold the Company and its agents harmless from any failure to timely file a duplicate copy of the Section 83(b) election.

Date:
[Purchaser]

Date:
[Spouse]

EXHIBIT 7A

ELECTION PURSUANT TO SECTION 83(B) OF THE
INTERNAL REVENUE CODE TO INCLUDE IN GROSS INCOME
THE EXCESS OVER THE PURCHASE PRICE, IF ANY, OF THE VALUE OF
PROPERTY TRANSFERRED IN CONNECTION WITH SERVICES

The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) to include in the undersigned’s gross income, with the effect and under the circumstances described in paragraph 3 below, for the                taxable year the excess (if any) of (a) the fair market value of the property described below, over (b) the amount the undersigned paid for such property.  The undersigned supplies herewith the following information in accordance with the Treasury regulations promulgated under Section 83(b):

1.                                      The undersigned’s name, address and taxpayer identification (social security) number are:

Name:

Address:

Social Security
Number:

2.                                      The property with respect to which the election is made consists of shares of Common Stock, no par value, of ConforMIS, Inc. (the “Company”).

3.                                      The property described above was acquired by the undersigned on,                  ,              , pursuant to the undersigned’s exercise of a nonqualified stock option.  The taxable year to which this election relates is              .

4.                                      The shares are subject to the following restrictions: (a) a right of repurchase by the Company at the initial purchase price, if the undersigned ceases to be an employee or director of or consultant to the Company; and (b) a right of first refusal by the Company should the undersigned wish to transfer the shares to a person or entity other than the Company.

5.                                      The fair market value of the shares at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) is $     per share.

6.                                      The amount paid for the shares by the undersigned was $         per share.

EXHIBIT 7B

7.                                      A copy of this election has been furnished to the Company.

Dated:

(Signature of Purchaser)

EXHIBIT 7B